Personnel expenses	12 Months Ended
Dec. 31, 2022
Classes of employee benefits expense [abstract]
Personnel expenses
24. Personnel expenses

TCHF	2022	2021
Salaries and social security	10,513	4,515
Independent contractors fees	320	2,220
Share-based payment expense (note 30)	2,186	1,143
Service cost for other benefit obligations (note 17)	(21)	1,243

Total personnel expenses	12,998	9,121

Personnel expenses increased mainly as a result of the addition of APR’s and AdVita’s personnel to the Group’s workforce from July 2021 and of the gradual deployment of a U.S. sales force in 2022. Correspondingly, Relief’s reliance on independent contractors significantly decreased.